UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4632

                             The Germany Fund, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                           --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.

                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end: 12/31

Date of reporting period: 6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS


                                   THE GERMANY
                                    FUND,INC.
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2003

                                     [LOGO]

                                   THE GERMANY
                                    FUND,INC.

                                     [LOGO]


LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                 August 25, 2003
Dear Shareholder,

   The German equity market staged a major rebound from its low point reached on March 12, 2003. Stock market sentiment has substantially improved mainly due to reduced uncertainties related to the Iraq war and investors are refocusing once more on fundamentals, such as valuations and growth. Another important factor has been Chancellor Schroeder's proposed reform program, the so-called "Agenda 2010". Its most important aim is to increase the German economy's competitiveness and thus reduce unemployment. Additionally, the German government announced its intention to bring forward major income tax cuts to stimulate consumption. Finally, the European Central Bank continued its easy monetary policy stance by reducing its benchmark rate to 2%.

   For the six months ended June 30, 2003, the net asset value per share of the Germany Fund increased 19.1% and its share price increased 21.7%. The Fund's benchmark, the DAX index, increased by 22.2% in US dollar terms during the same period. Second quarter returns were exceptionally strong with the Fund's net asset value up by 41.1%, its share price up 38.5% and the DAX index up 40.1%.

   The financial sector was again the key to performance in the second quarter as The Germany Fund benefited from its exposure to the banking and insurance industries. Both sectors recovered strongly from their weak performance during the first quarter as the European Central Bank signaled its willingness to further cut interest rates. Investors generally interpreted this as a sign of reduced leverage and financial stability. Another positive factor was the Fund's exposure to Bayer, as the ongoing Baycol litigation risk declined after the court ruled twice in favor of the company and a large number of cases are now settled out of court. Expecting profit warnings from Volkswagen and DaimlerChrysler, the Fund held most of its automotive exposure in BMW. Earlier this year BMW announced its strongest product launch in the firms' history by introducing three new car models throughout 2003.

   The Germany Fund continued its open-market purchases of its shares, buying 175,900 shares during the first six months of 2003. The Fund's discount to its net asset value averaged 11.9% during this period.

                           Sincerely,



/S/ CHRISTIAN STRENGER         /S/ RICHARD HALE
Christian Strenger             Richard T. Hale
Chairman                       President

--------------------------------------------------------------------------------
               FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING
                  PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS
               RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE
                            VISIT WWW.GERMANYFUND.COM
--------------------------------------------------------------------------------

FUND HISTORY AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

STATISTICS:
Net Assets .................................................. $99,867,789
Shares Outstanding ..........................................  15,967,581
NAV Per Share ...............................................       $6.25

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

RECORD                           ORDINARY           LT CAPITAL
 DATE                             INCOME               GAINS             TOTAL
------                           --------           ----------           -----
11/19/02 ......................   $0.01               $  --             $0.01
11/19/01 ......................   $0.06               $  --             $0.06
9/3/01 ........................      --               $0.02             $0.02
11/20/00 ......................      --               $2.18             $2.18
9/1/00 ........................   $0.19               $0.12             $0.31
11/19/99 ......................   $0.29               $0.90             $1.19
9/1/99 ........................      --               $0.56             $0.56
11/16/98 ......................   $1.47               $1.75             $3.22
9/1/98 ........................   $0.17               $0.45             $0.62

TOTAL RETURNS:

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------
                                  FOR THE SIX
                                 MONTHS ENDED
                                 JUNE 30, 2003     2002           2001           2000            1999           1998
                                 -------------   --------        --------      --------         ------         ------
Net Asset Value(a) .............    19.05%       (34.43)%        (25.57)%      (20.66)%         18.08%         22.66%
Market Value ...................    21.68%       (35.76)%        (24.95)%      (21.09)%         23.83%         23.45%
DAX* ...........................    22.24%       (34.14)%        (23.20)%      (14.67)%         19.98%         26.38%

------------
* DAX IS A TOTAL RATE OF RETURN INDEX OF 30 SELECTED GERMAN BLUE CHIP STOCKS TRADED ON THE FRANKFURT STOCK EXCHANGE.

OTHER INFORMATION:

NYSE Ticker Symbol ................................................    GER
NASDAQ Symbol .....................................................  XGERX
Dividend Reinvestment Plan ........................................    Yes
Voluntary Cash Purchase Program ...................................    Yes
Annualized Expense Ratio ..........................................  2.03%

----------
FUND PERFORMANCE IS HISTORICAL, ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS, AND IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL WILL FLUCTUATE.

(A) TOTAL INVESTMENT RETURNS REFLECT CHANGES IN NET ASSET VALUE PER SHARE DURING EACH PERIOD AND ASSUME THAT DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THESE PERCENTAGES ARE NOT AN INDICATION OF THE PERFORMANCE OF A SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON MARKET PRICE.

INVESTMENTS IN FUNDS INVOLVE RISK. SOME FUNDS HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, MARKET CAPITALIZATION OR FOREIGN SECURITIES (E.G., POLITICAL OR ECONOMIC INSTABILITY, WHICH CAN BE ACCENTUATED IN EMERGING MARKET COUNTRIES).

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2003 (AS % OF PORTFOLIO)
--------------------------------------------------------------------------------
[PIE CHART]
Semiconductors & Related Devices                                (2.1%)
Steel Works                                                     (2.1%)
Courier Services Except by Air                                  (1.7%)
Pharmaceutical Preparations                                     (1.6%)
Air Transportation, Scheduled                                   (4.2%)
Security and Commodity Exchanges                                (1.6%)
Plastics Products                                               (4.8%)
Plastics Materials, Synthetic Resins & NonVulcan Elastomers     (4.6%)
Telephone & Telegraph Apparatus                                 (5.0%)
National Commercial Banks                                       (9.4%)
Accident & Health Insurance                                     (7.7%)
Services - Prepackaged Software                                 (7.9%)
Others                                                          (6.2%)
Telephone Communications (No Radiotelephone)                   (10.5%)
Electric Services                                              (12.1%)
Motor Vehicles & Car Bodies                                    (18.5%)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

                                                    % of
                                                  Portfolio
                                                  ---------
 1.  Deutsche Telekom                                9.4
 2.  BMW                                             8.8
 3.  E.ON                                            8.7
 4.  SAP                                             7.9
 5.  Allianz                                         7.7

                                                    % of
                                                  Portfolio
                                                  ---------
 6.  DaimlerChrysler                                 5.4
 7.  Siemens                                         5.0
 8.  Bayer                                           4.8
 9.  BASF                                            4.6
10. Deutsche Lufthansa                               4.2

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

   QUESTION: What makes you think that the "Agenda 2010" reform package will actually go through in its entirety, without being diluted by special interest groups?

   ANSWER: "Reform" has certainly become one of the most cliched words in Germany today. In view of lame growth, stubbornly rising unemployment and a social security system beset with major financing problems, there is broad consensus about the fact that something has to change. The "Agenda 2010" is certainly not a concept that will solve Germany's structural problems once and for all, but it represents a major turn around from the vantage point of the left-wing party base and parts of the trade unions. Mr. Schroeder has linked his political fate to the Agenda, and it seems that he has gained the upper hand in his own party. The proposed reform package received the blessing of around 90% of the delegates at the Social Democratic Party's extraordinary party congress in Berlin on June 1st after a fierce debate and some concessions regarding transition periods for unemployment payments and the special situation of Eastern Germany. Interestingly, the opposition has already signaled that it might support Mr. Schroeder's reform package, as long as the key issues are not watered down and reform continues.

   QUESTION: Assuming the reform is on track, what are some of the key proposals in Chancellor Schroeder's proposed reform program and how would it benefit the German economy?

   ANSWER: The core of the reform measures is that the state healthcare system will no longer pay for certain benefits, and going forward it will have to be financed either by the beneficiaries themselves or by the taxpayer. Higher extra payments for drugs and visits to the doctor and measures to increase competition among medical providers and pharmacies should lead to a reduction in healthcare expenditures. It is estimated that the overall cost to the healthcare system could be reduced by about Euro 20 bn, which is equivalent to about 2% of the total contributions to the state healthcare system. Currently, contribution rates average around 14.3%, paid in equal parts by employers and employees. Therefore employers would benefit most, as their non-wage labor costs would decline in line with the cut. In addition to health care reform, the proposal includes a provision for labor market and old-age pension reform. The labor market reform includes a major cut in unemployment benefits in order to increase the incentive to find a job and to bring financial relief to the unemployment system. Old age pensions are expected to be cut due to demographic developments and a higher life expectancy.

   QUESTION: What about the tax cuts? This seems to be last year's story. What is new and how will the economy benefit?

   ANSWER: The government decided to bring forward the third stage of the tax reform by one year, from 2003 to January 2004. The government estimates that the additional relief for households would come to about Euro 15 bn, and together with the second stage of the tax reform would be equal to about Euro 22 bn. This step is expected to be financed by higher borrowings, more radical cuts in tax subsidies for commuters and homeowners as well as privatization revenues. Overall, this step would improve business and consumer sentiment, and is expected to give some additional impulses to growth this and next year. Assuming that the savings ratio will rise only slightly it is expected to add about .3% to next year's GDP growth.

   QUESTION: Wouldn't this tax cut jeopardize the already high budget deficit in Germany and with that exceed the 3% Maastricht deficit ceiling?

   ANSWER: Yes, it is likely that Germany's 2004 deficit will exceed the Maastricht limit for the third time in a row. However, this is not necessarily the government's view. So far, if we can believe Finance Minister Eichel, he seems to be confident that the Maastricht deficit will be back below the 3% ceiling in 2004, provided that the economy grows by 2% next year.

HANSPETER ACKERMANN, Chief Investment Officer of the Germany Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

OUTLOOK FOR THE GERMAN ECONOMY

   Recent news flow confirms that the German economy is at the beginning of a rebound. One common indicator for business sentiment is the Ifo index, which increased in July from 88.8 to 89.2 and was solely driven by the business expectations component, which advanced for the third time in a row from 98.6 to
100.2. Another positive signal was received from the German labor market, as the number of unemployed fell by 33,000 in June after falling by 10,000 in May. These numbers were contrary to market expectations, and were enough to lower the unemployment rate for the first time in two years from 10.7% to 10.6%. Our assumption is that economic growth should also receive a boost from the pending tax reform and the low interest rate environment. The outlook on inflation remains good with July's inflation number falling to .9% year on year.

   The European Central Bank ("ECB") kept interest rates on hold in July and sent a neutral message to the market with regards to future interest rate cuts. However, with the refinancing rate at a low 2%, the ECB kept its monetary policy easy enough to stimulate the Western European economies. Market participants still expect another interest rate cut, which seems rather unlikely in the near term. Especially, as the ECB is going through its yearly routine of handing over its presidency and will therefore need the subsequent months to prepare the 2004 budgets. This could delay a potential interest rate cut until December 4th. However, key risks to such an expectation include a more powerful recovery of the European economy and a weaker Euro.

   The Euro exchange rate has topped out at around 1.19 against the US$ at the end of May after strengthening more than 29% from a year and a half ago. This pause seems normal as Europe's current account surplus is narrowing and investment flows into the Euro area are reversing. Our expectation is that the Euro will strengthen further against the US$, but this appreciation could be delayed if a possible recovery in the US economy gives rise to renewed capital outflows from Euroland.

THE GERMANY FUND, INC.
SCHEDULEOFINVESTMENTS
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----
INVESTMENTS IN GERMAN SECURITIES--91.2%
            COMMON STOCKS--89.0%
              ACCIDENT & HEALTH
               INSURANCE--7.5%
    90,000    Allianz .....................  $   7,487,421
                                             -------------
              AIR TRANSPORTATION,
                SCHEDULED--4.1%
   350,000    Deutsche Lufthansa ..........      4,103,358
                                             -------------
              COURIER SERVICES EXCEPT
                BY AIR--1.6%
   110,000    Deutsche Post ...............      1,617,091
                                             -------------
              ELECTRIC SERVICES--11.8%
   165,000    E.ON ........................      8,490,675
   110,000    RWE .........................      3,323,950
                                             -------------
                                                11,814,625
                                             -------------
              FIRE, MARINE & CASUALTY
                INSURANCE--1.0%
    10,000    Munchener Ruckversicherungs .      1,020,437
                                             -------------
              FOOTWEAR, EXCEPT
                RUBBER--0.9%
    10,000    Adidas Salomon ..............        855,958
                                             -------------
              INSURANCE AGENTS, BROKERS
                & SERVICES--1.4%
    90,000    MLP* ........................      1,344,798
                                             -------------
              MOTOR VEHICLES & CAR
                BODIES--15.9%
   210,000    BMW .........................      8,086,029
   150,000    DaimlerChrysler .............      5,241,264
    60,000    Volkswagen ..................      2,538,565
                                             -------------
                                                15,865,858
                                             -------------
              NATIONAL COMMERCIAL
                BANKS--3.8%
   270,000    Commerzbank .................      3,779,917
                                             -------------
              PHARMACEUTICAL
                PREPARATIONS--1.6%
    25,000    Altana ......................      1,578,701
                                             -------------
              PLASTICS MATERIAL, SYNTHETIC
                RESINS & NONVULCAN
                ELASTOMERS--4.5%
   105,000    BASF ........................      4,489,556
                                             -------------


   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----
              PLASTICS PRODUCTS--4.6%
   200,000    Bayer .......................  $   4,638,978
                                             -------------
              SECURITY & COMMODITY
                EXCHANGES--1.6%
    30,000    Deutsche Boerse .............      1,590,655
                                             -------------
              SEMICONDUCTORS & RELATED
                DEVICES--2.0%
   210,000    Infineon Technologies* ......      2,032,369
                                             -------------
              SERVICES-MISC HEALTH &
                ALLIED SERVICES--0.7%
    15,000    Fresenius Medical Care* .....        743,087
                                             -------------
              SERVICES-PREPACKAGED
                SOFTWARE--7.7%
    65,000    SAP .........................      7,672,820
                                             -------------
              STEEL WORKS--2.1%
   180,000    Thyssen Krupp ...............      2,077,196
                                             -------------
              TELEPHONE & TELEGRAPH
                APPARATUS--4.9%
   100,000    Siemens .....................      4,910,237
                                             -------------
              TELEPHONE COMMUNICATIONS
                (NO RADIOTELEPHONE)--9.2%
   600,000    Deutsche Telekom* ...........      9,165,316
                                             -------------
              TOUR OPERATORS--0.8%
    50,000    TUI .........................        744,237
                                             -------------
              WHOLESALE-GROCERIES AND
                RELATED PRODUCTS--1.3%
    40,000    Metro .......................      1,294,224
                                             -------------
            Total Common Stocks
              (cost $70,446,862) ..........     88,826,839
                                             -------------
            PREFERRED STOCKS--2.2%
              MOTOR VEHICLES & CAR
               BODIES--2.2%
    20,000    BMW* ........................        518,150
     4,000    Porsche* ....................      1,696,514
                                             -------------
            Total Preferred Stocks
              (cost $2,081,567) ...........      2,214,664
                                             -------------
            Total Investments in
              German Securities
              (cost $72,528,429) ..........     91,041,503
                                             -------------


-----------
*Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----
INVESTMENTS IN FRENCH COMMON
    STOCKS--3.5%
              NATIONAL COMMERCIAL
                BANKS--3.5%
    50,000    BNP Paribas .................  $   2,543,048
    15,000    Societe Generale* ...........        951,703
                                             -------------
            Total Investments in
              French Common Stocks
              (cost $3,149,257) ...........      3,494,751
                                             -------------

INVESTMENTS IN SPANISH COMMON
  STOCKS--1.0%
              TELEPHONE COMMUNICATIONS
                (NO RADIOTELEPHONE)--1.0%
    90,000    Telefonica
              (cost $981,135) .............      1,045,839
                                             -------------


   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----
INVESTMENTS IN SWISS COMMON
STOCKS--2.0%
              NATIONAL COMMERCIAL
                BANKS--2.0%
    35,000    United Bank of Switzerland*
              (cost $1,834,229) ...........      1,948,035
                                             -------------
              Total Investments--97.7%
                (cost $78,493,050) ........  $  97,530,128

SECURITIES LENDING
    COLLATERAL--6.7%
 1,975,000    US Treasury STRIP,
               Principal Only, 8/15/15 ....      1,186,256
10,625,000    US Treasury STRIP,
               Principal Only, 11/15/18 ...      5,195,115
   320,000    US Treasury Inflationary
               Index Note, 3.5%, 1/15/11 ..        368,417
                                             -------------
                                                 6,749,788
                                             -------------

              Liabilites in excess of cash
                and other assets--(4.4)% ..     (4,412,127)
                                             -------------

              NET ASSETS--100.0% ..........  $  99,867,789
                                             =============


-----------
*Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
STATEMENTOFASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $78,493,050) ...........................................  $ 97,530,128
Collateral for securities on loan ..................................................     6,749,788
Cash and foreign currency (cost $2,245,974) ........................................     2,249,790
Foreign withholding tax refund receivable ..........................................       170,271
Receivable for securities sold .....................................................     3,074,370
Dividend receivable ................................................................        48,155
Interest receivable ................................................................           204
Other receivables ..................................................................        56,959
                                                                                      ------------
   Total assets ....................................................................   109,879,665
                                                                                      ------------
LIABILITIES
Payable for securities purchased ...................................................     3,058,693
Payable for collateral under securities lending agreements .........................     6,749,788
Payable for shares repurchased .....................................................        17,617
Management fee payable .............................................................        49,215
Investment advisory fee payable ....................................................        28,739
Accrued expenses and accounts payable ..............................................       107,824
                                                                                      ------------
   Total liabilities ...............................................................    10,011,876
                                                                                      ------------
NET ASSETS .........................................................................  $ 99,867,789
                                                                                      ============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) ..........................  $162,227,516
Cost of 881,695 shares held in treasury ............................................    (5,047,735)
Undistributed net investment income ................................................     1,141,968
Accumulated net realized loss on investments and foreign currency transactions .....   (77,516,062)
Net unrealized appreciation of investments and foreign currency ....................    19,062,102
                                                                                      ------------
Net assets .........................................................................  $ 99,867,789
                                                                                      ============
Net asset value per share ($99,867,789 (DIVIDE) 15,967,581 shares of common
   stock issued and outstanding) ...................................................         $6.25
                                                                                             =====

    The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
STATEMENTOFOPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                          FOR THE
                                                                      SIX MONTHS ENDED
                                                                        JUNE 30, 2003
                                                                      ----------------
NET INVESTMENTINCOME
Investment income
   Dividends (net of foreign withholding taxes of $328,653) ............ $ 1,937,343
   Interest ............................................................       6,699
   Securities lending, net .............................................      60,681
                                                                         -----------
Total investment income ................................................   2,004,723
                                                                         -----------
Expenses
   Management fee ......................................................     258,427
   Investment advisory fee .............................................     155,891
   Reports to shareholders .............................................      81,284
   Custodian and Transfer Agent's fees and expenses ....................      83,201
   Directors' fees and expenses ........................................      77,632
   Legal fee ...........................................................      81,246
   Audit fee ...........................................................      23,750
   NYSE listing fee ....................................................      14,256
   Miscellaneous .......................................................      87,840
                                                                         -----------
   Total expenses before custody credits* ..............................     863,527
   Less: custody credits ...............................................        (772)
                                                                         -----------
   Net expenses ........................................................     862,755
                                                                         -----------
Net investment income ..................................................   1,141,968
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments ......................................................... (17,580,038)
   Foreign currency transactions .......................................     127,397
Net change in unrealized appreciation/ depreciation on:
   Investments .........................................................  32,203,141
   Translation of other assets and liabilities from foreign currency ...      10,298
                                                                         -----------
Net gain on investments and foreign currency transactions ..............  14,760,798
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................... $15,902,766
                                                                         ===========







--------------------------------------------------------------------------------
* The custody credits are attributable to interest earned on U.S. cash balances.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                        FOR THE              FOR THE
                                                                                   SIX MONTHS ENDED        YEAR ENDED
                                                                                     JUNE 30, 2003      DECEMBER 31, 2002
                                                                                   ----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income ......................................................      $  1,141,968        $     36,867
     Net realized gain (loss) on:
     Investments ..............................................................       (17,580,038)        (30,108,314)
     Foreign currency transactions ............................................           127,397              97,482
   Net change in unrealized appreciation/depreciation on:
     Investments ..............................................................        32,203,141         (15,979,337)
     Translation of other assets and liabilities from foreign currency ........            10,298              37,301
                                                                                     ------------        ------------
   Net increase (decrease) in net assets resulting from operations ............        15,902,766         (45,916,001)
                                                                                     ------------        ------------
Distributions to shareholders from:
   Net investment income ......................................................                --             (36,867)
   Net realized foreign currency gains ........................................                --            (125,781)
   Net realized long term capital gains .......................................                --                  --
                                                                                     ------------        ------------
   Total distributions to shareholders (a) ....................................                --            (162,648)
                                                                                     ------------        ------------
Capital share transactions:
   Cost of shares repurchased (175,900 and 536,700 shares, respectively) ......          (844,440)         (2,904,930)
                                                                                     ------------        ------------
   Net decrease in net assets from capital share transactions .................          (844,440)         (2,904,930)
                                                                                     ------------        ------------
Total increase (decrease) in net assets .......................................        15,058,326         (48,983,579)

NET ASSETS
Beginning of period ...........................................................        84,809,463         133,793,042
                                                                                     ------------        ------------
End of period (including undistributed net investment income of $1,141,968 and
   $0 as of June 30, 2003 and December 31, 2002, respectively) ................      $ 99,867,789        $ 84,809,463
                                                                                     ============        ============

---------------
(a) For U.S. tax purposes, total distributions to shareholders consisted of:
   Ordinary income ............................................................                --        $    162,648
   Long term capital gains ....................................................                --                  --
                                                                                     ------------        ------------
                                                                                               --        $    162,648
                                                                                     ------------        ------------

    The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The Germany Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. Pursuant to shareholder approvals, the Fund reincorporated in Maryland on August 29, 1990 and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars. Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

During the year ended December 31, 2002, the Fund reclassified permanent book and tax differences as follows:

                                                  INCREASE
                                                 (DECREASE)
                                                 ----------
Undistributed net realized gain on investments
  and foreign currency transactions ............ $ 28,299
Paid-in capital ................................  (28,299)

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders, and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.


NOTE 3. TRANSACTIONS WITH AFFILIATES
For the six months ended June 30, 2003, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $47,717 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2003 were $105,191,910 and $106,458,957, respectively.

The cost of investments at December 31, 2002 was $97,683,090 for United States Federal income tax purposes. Accordingly, as of December 31, 2002, net unrealized depreciation of investments aggregated $13,509,018, of which $2,289,327 and $15,798,345 related to unrealized appreciation and depreciation, respectively.

During the period November 1, 2002 to December 31, 2002, the Fund incurred capital losses of $1,469,860. This loss was deferred for federal income tax purposes to January 1, 2003.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2002 of approximately $58.2 million, of which $26.5 million and $31.7 million will expire in 2009 and 2010, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.


NOTE 5. PORTFOLIO SECURITIES LOANED
At June 30, 2003, the market values of the securities loaned and government securities received as collateral for such loans were $6,358,929 and $6,749,788, respectively. For the six months ended June 30, 2003, the Fund earned $60,681 as securities lending fees, net of rebates and agency fees.


NOTE 6. CAPITAL
During the six months ended June 30, 2003 and the year ended December 31, 2002, the Fund purchased 175,900 and 536,700 of its shares of common stock on the open market at a total cost of $844,440 and $ 2,904,930, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 11.4% and 9.6% respectively. These shares are held in treasury.

THE GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                FOR THE SIX MONTHS              FOR THE YEARS ENDED DECEMBER 31,
                                                   ENDED JUNE 30,    -----------------------------------------------------
                                                        2003          2002        2001        2000       1999      1998
                                                       -------       -------    --------    --------   --------   --------
Per share operating performance:
Net asset value:
Beginning of period ..................................  $ 5.25       $  8.02    $  10.89    $  16.93   $  16.07   $  16.23
                                                       -------       -------    --------    --------   --------   --------
Net investment income (loss) .........................     .07            --         .05        (.02)       .06        .23
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .....     .92         (2.78)      (2.84)      (3.48)      2.57       3.41
                                                       -------       -------    --------    --------   --------   --------
Increase (decrease) from investment operations .......     .99         (2.78)      (2.79)      (3.50)      2.63       3.64
                                                       -------       -------    --------    --------   --------   --------
Increase resulting from share repurchases ............     .01           .02         .01         .05        .12        .54
                                                       -------       -------    --------    --------   --------   --------
Distributions from net investment income .............      --            --        (.05)         --       (.04)      (.23)
Distributions from net realized foreign currency gains      --          (.01)       (.01)         --         --       (.06)
Distributions from net realized short-term
   capital gains .....................................      --            --          --        (.19)      (.25)     (1.35)
Distributions from net realized long-term capital gains     --            --        (.02)      (2.30)     (1.46)     (2.20)
                                                       -------       -------    --------    --------   --------   --------
Total distributions+ .................................      --          (.01)       (.08)      (2.49)     (1.75)     (3.84)
                                                       -------       -------    --------    --------   --------   --------
Dilution in NAV from dividend reinvestment ...........      --            --        (.01)       (.10)      (.14)      (.50)
                                                       -------       -------    --------    --------   --------   --------
Net asset value:
End of period ........................................   $6.25       $  5.25    $   8.02    $  10.89    $ 16.93   $  16.07
                                                       =======       =======    ========    ========   ========   ========
Market value:
End of period ........................................  $ 5.50       $  4.52    $   7.05    $   9.50   $ 15.125   $ 13.875
Total investment return for the period:++
Based upon market value ..............................  21.68%***     (35.76)%    (24.95)%    (21.09)%   23.83%     23.45%
Based upon net asset value ...........................  19.05%***     (34.43)%    (25.57)%    (20.66)%   18.08%     22.66%
Ratio to average net assets:
Total expenses before custody credits* ...............   2.03%**       1.63%       1.47%       1.29%      1.26%      1.16%
Net investment income (loss) .........................   1.33%****      .03%        .53%      (.17)%       .40%      1.20%
Portfolio turnover ................................... 249.39%**     111.67%     121.37%     137.70%     71.52%     80.93%
Net assets at end of period (000's omitted) .......... $99,868       $84,809    $133,793    $183,541   $249,596   $232,955

-------------
    + For U.S. tax purposes, total distributions
        consisted of:
       Ordinary income                                      --          $.01        $.06       $ .19      $ .29      $1.64
       Long term capital gains                              --            --         .02        2.30       1.46       2.20
                                                       -------       -------    --------    --------   --------   --------
                                                            --          $.01        $.08       $2.49      $1.75      $3.84
                                                       -------       -------    --------    --------   --------   --------


   ++ Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market price.

    * The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 2.03%, 1.63%, 1.46%, 1.27%, 1.25% and 1.15% for 2003, 2002,
      2001, 2000, 1999 and 1998, respectively.

   ** Annualized.
  *** Not Annualized.
 **** Not Annualized. The ratio for six months ended June 30, 2003 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE GERMANY FUND, INC.
REPORT OF STOCKHOLDERS' MEETING (UNAUDITED)
--------------------------------------------------------------------------------
The Annual Meeting of Stockholders of The Germany Fund, Inc. was held on June 24, 2003. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):


1. To elect four Directors, three to serve for terms of three years and one to serve for a term of two years, and until their successors are elected and qualify.

                                               NUMBER OF VOTES
                                               ---------------
                                  FOR                                WITHHELD
                               ----------                            --------
Detlef Bierbaum                12,894,917                             653,247
Fred H. Langhammer *           12,894,791                             653,373
Edward C. Schmults             12,913,937                             634,227
Eggert Voscherau               12,896,651                             651,513

------------
*To serve two-year term.


2.   To   ratify   the    appointment    by   the   Board   of    Directors   of
     PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2003.

                                            NUMBER OF VOTES
                                            ---------------
                                FOR              AGAINST            ABSTAIN
                           ----------            -------            -------
                           13,018,907            271,119            258,138

See Notes to Financial Statements.

EXECUTIVE OFFICES
345 PARK AVENUE, NEW YORK, NY 10154

(FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS,
DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-GERMANY IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

MANAGER
DEUTSCHE BANK SECURITIES INC.

INVESTMENT ADVISER
DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

CUSTODIAN AND TRANSFER AGENT
INVESTORS BANK & TRUST COMPANY

LEGAL COUNSEL
SULLIVAN & CROMWELL LLP

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP

DIRECTORS AND OFFICERS

CHRISTIAN STRENGER
CHAIRMAN AND DIRECTOR

DETLEFBIERBAUM
DIRECTOR

JOHN A. BULT
DIRECTOR

RICHARD R. BURT
DIRECTOR

FRED H. LANGHAMMER
DIRECTOR

EDWARD C. SCHMULTS
DIRECTOR

EGGERT VOSCHERAU
DIRECTOR

ROBERT H. WADSWORTH
DIRECTOR

WERNER WALBROEL
DIRECTOR

RICHARD T. HALE
PRESIDENT AND CHIEF EXECUTIVE OFFICER

HANSPETER ACKERMANN
CHIEF INVESTMENT OFFICER

JUDITH HANNAWAY
VICE PRESIDENT

BRUCE A. ROSENBLUM
SECRETARY

CHARLES A. RIZZO
CHIEF FINANCIAL OFFICER AND TREASURER

KATHLEEN SULLIVAN D'ERAMO
ASSISTANT TREASURER

HONORARY DIRECTOR
OTTOWOLFF von AMERONGEN

24697 (8/03)

--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:
--------------------------------------------------------------------------------

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of The Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the DAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.
--------------------------------------------------------------------------------

                                     [LOGO]
                                 GER LISTED NYSE

                 Copies of this report and other information are
                        available at:www.germanyfund.com

                 Please note that the Fund is producing monthly
                   newsletters which are e-mailed in Acrobat.
                 If you would like to receive these please call
                      our Shareholder Services Department:
                              1-800-GERMANY ext. 0
                  and a representative will take your request.

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The Germany Fund, Inc. is a non-diversified, actively-managed Exchange-Traded Closed-End Fund listed on the New York Stock Exchange with the symbol "GER". The Fund seeks long-term capital appreciation primarily through investment in German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGERX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The   foregoing    information    is   also   available   on   our   Web   site:
www.germanyfund.com.

-------------------------------------------------------------------------------
THERE ARE THREE EXCHANGE-TRADED CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY WHOLLY-OWNED SUBSIDIARIES OF THE DEUTSCHEBANK GROUP:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle- market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o Central Europe and Russia Fund--investing primarily in Central and Eastern European companies as well as in Russia.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.
-------------------------------------------------------------------------------

8505





ITEM 2.  CODE OF ETHICS.

                           Not currently applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

                            Not currently applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            Not currently applicable.

ITEM 5.  [RESERVED]

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.


Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Germany Fund


By:                                 /s/ Richard T. Hale
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         The Germany Fund

By:                                 /s/ Richard T. Hale
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003



By:                                 /s/ Charles A. Rizzo
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 19, 2003